UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2020

BBX CAPITAL FLORIDA LLC

(Exact name of registrant as specified in its charter)

Florida	000-56177	82-4669146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 East Las Olas Boulevard, Suite 800, Fort Lauderdale, Florida		33301
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 954-940-4900

Not applicable

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.03	Bankruptcy or Receivership.

On September 22, 2020, It’Sugar LLC and its subsidiaries (“IT’SUGAR”) filed voluntary petitions (the “Chapter 11 Petitions,” and the cases commenced thereby, the “Chapter 11 Cases”) under Chapter 11 of Title 11 of the U.S. Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the Southern District of Florida (the “Bankruptcy Court”). It’Sugar LLC and its subsidiaries are subsidiaries of New BBX Capital Florida LLC (“New BBX Capital”).

As previously disclosed, the effects of the COVID-19 pandemic on demand, sales levels and consumer behavior, as well as the recessionary economic environment, have had a material adverse effect on IT’SUGAR’s business, results of operations and financial condition, and IT’SUGAR’s liquidity and its ability to sustain its operations were dependent on obtaining significant rent abatements or deferrals from its landlords, amended payment terms from its vendors, and improvement and stabilization of its sales volumes. This has not occurred and resulted in the decision by IT’SUGAR to file the Chapter 11 Cases.

IT’SUGAR will continue to operate its businesses as “debtor in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. IT’SUGAR currently intends to continue to operate its business in the ordinary course during the pendency of the Chapter 11 Cases, subject to business restrictions and other applicable mandates and guidelines related to the COVID-19 pandemic.

On September 22, 2020, New BBX Capital and BBX Capital Corporation, the current parent company of New BBX Capital, issued a joint press release announcing IT’SUGAR’s filing of the Chapter 11 Petitions. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

99.1	Press release dated September 22, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2020

BBX Capital Florida LLC

By:	/s/ Jarett S. Levan
Jarett S. Levan
President

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